SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 5, 2002


                           Dollar General Corporation
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              (Exact Name of Registrant as Specified in Charter)


        Tennessee                        001-11421                61-0502302
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)



            100 Mission Ridge
        Goodlettsville, Tennessee                                    37072
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  (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (615) 855-4000
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Financial Statements. None.
          (b) Pro Form Financial Information. None.
          (c) Exhibits. See Exhibit Index immediately following the signature page hereto.

ITEM 9. REGULATION FD DISCLOSURE

On December 5, 2002, Dollar General Corporation issued a news release with respect to November sales results for the four-week period ending November 29, 2002 and the December sales outlook. A copy of the news release is attached hereto as Exhibit 99, and is incorporated by reference as if fully set forth herein.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         DOLLAR GENERAL CORPORATION


Date:  December 5, 2002                  By:/s/ Susan S. Lanigan
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                                            Susan S. Lanigan
                                            Vice President, General Counsel
                                            and Corporate Secretary


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                                  EXHIBIT INDEX

Exhibit No.                Description
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     99                    News release dated December 5, 2002